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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-19987 as amended by Pre-Effective Amendment No. 1 dated January 24, 1997 of Diamond Offshore Drilling, Inc. (the "Company") on Form S-3 of our report dated February 4, 1997, appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 1996.

DELOITTE & TOUCHE

Houston, Texas
March 3, 1997